UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

Dreyfus Premier Investment Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/18

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Diversified International Fund

Dreyfus Global Real Estate Securities Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Diversified International Fund

ANNUAL REPORT October 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Diversified International Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Diversified International Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Diversified International Fund’s Class A shares produced a total return of -7.79%, Class C shares returned -8.48%, Class I shares returned -7.51%, and Class Y shares returned -7.48%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of -6.85% for the same period.2

Prices of international stocks declined over the reporting period in an environment of divergent global economic growth, trade tensions, and renewed market volatility. The fund produced lower returns than the Index, mainly due to overexposure to the lagging financial sector and to underperformance in small-cap and emerging-market equities.

As of November 9, 2018, Caroline Lee-Tsao became a co-primary portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation (“Dreyfus”) or its affiliates, referred to as underlying funds, that invest primarily in stocks issued by foreign companies. The fund is designed to provide diversification within the international asset class by investing the majority of its assets in the underlying funds. The underlying funds are selected by the fund’s portfolio managers based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund’s portfolio managers determine the weights of the underlying funds. Dreyfus seeks to diversify the fund’s investments in terms of market capitalization (by including underlying funds that focus on investing in large-, mid- or small-cap companies), by investment style (by including underlying funds that focus on growth or value stocks) and by geographic region (by including underlying funds that focus on developed or emerging markets).

As of October 31, 2018, the fund’s market value was allocated as follows:

Underlying Funds          %

International Stock Fund        24.0

Dreyfus/Newton International Equity Fund  25.2

Dreyfus International Equity Fund     38.9

Dreyfus Emerging Markets Fund      4.6

Dreyfus International Small Cap Fund    7.3

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Stocks Sell Off Late in the Reporting Period

Global equity markets gained ground early in the reporting period, enabling the Index to reach new record highs in January 2018. The market rally was broadly supported by improving economic conditions and rising corporate earnings. Asian equity markets led the advance at the time as Japanese equities responded positively to upward revisions of domestic growth forecasts and better-than-expected corporate earnings. U.S. stocks posted gains when tax-reform legislation reduced corporate tax rates and earnings continued to grow. Global growth trends enabled U.K. equities to climb despite a relatively lackluster local economy and concerns regarding the country’s exit from the European Union. However, Eurozone markets trailed global market averages despite improving regional economic fundamentals.

Later in the reporting period, market volatility increased, and stock prices declined, sparked by rising interest rates, perceived U.S. inflationary pressures, and uncertainties surrounding the possibility of more protectionist U.S. trade policies. Some of these concerns subsequently eased, and higher crude oil and industrial metals prices benefited energy and materials stocks.

Despite growing investor concerns about trade relations, rising interest rates, slowing global growth, and a variety of geopolitical developments, stocks continued to climb as the reporting period progressed. Late in the period, however, equity markets sold off worldwide on concerns about higher interest rates, ongoing trade tensions, and prospects for slower economic growth.

Losses in Small Caps and Emerging Markets Dampened Fund Results

The fund lagged the Index’s return as a broad sell-off occurred late in the reporting period.

The fund’s investment in the underlying Dreyfus International Equity Fund was the primary reason for its underperformance. This strategy underperformed primarily due to an overweighted position in the financials sector. The underlying Dreyfus International Small Cap Fund also hindered performance; small-cap stocks generally lagged the Index, and the strategy, which emphasizes value and momentum stocks, underperformed its benchmark. An overweight to financials also detracted from performance. The underlying Dreyfus Emerging Markets Fund also detracted from performance as emerging-market stocks lagged the Index. In addition, the underlying fund underperformed its benchmark, due primarily to an emphasis on value-oriented stocks.

On a more positive note, a relatively heavy position in International Stock Fund helped magnify its positive impact on the fund’s relative performance. This strategy was bolstered by an underweight to the financials sector; stock selection in the consumer staples and consumer discretionary sectors also added to performance.

The fund made no changes to its allocations among the underlying funds during the reporting period.

Maintaining a Conservative Investment Posture

We have recently seen signs of moderating U.S. and global economic growth; central banks have been withdrawing monetary stimulus and equity market conditions have become more volatile. In this environment, we strive to maintain a broadly diversified portfolio designed to

4

participate in market gains while mitigating downside risks through a balanced exposure to the Index’s various market sectors.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation through March 1, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the portfolio managers to allocate effectively the fund’s assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are higher in emerging-market countries.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Diversified International Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Diversified International Fund on 10/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/18
	Inception	1 Year	5 Years		10 Years
	Date
Class A shares
with maximum sales charge (5.75%)	12/18/07	-13.10%	0.68%		5.89%
without sales charge	12/18/07	-7.79%	1.87%		6.51%
Class C shares
with applicable redemption charge †	12/18/07	-9.39%	1.12%		5.72%
without redemption	12/18/07	-8.48%	1.12%		5.72%
Class I shares	12/18/07	-7.51%	2.20%		6.80%
Class Y shares	10/1/15	-7.48%	2.21%	††	6.80%††
MSCI EAFE Index		-6.85%	2.02%		6.89%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified International Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$1.92	$5.50	$.34	$.14
Ending value (after expenses)	$900.20	$896.90	$901.80	$902.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.04	$5.85	$.36	$.15
Ending value (after expenses)	$1,023.19	$1,019.41	$1,024.85	$1,025.05

† Expenses are equal to the fund’s annualized expense ratio of .40% for Class A, 1.15% for Class C, .07% for Class I and .03% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Shares		Value ($)
Investment Companies - 98.8%
Foreign Equity - 98.8%
Dreyfus Emerging Markets Fund, Cl. Y	4,030,130	[a]	37,480,209
Dreyfus International Equity Fund, Cl. Y	8,697,948	[a]	319,910,519
Dreyfus International Small Cap Fund, Cl. Y	4,067,086	[a]	60,477,572
Dreyfus/Newton International Equity Fund, Cl. Y	10,453,755	[a]	207,402,501
International Stock Fund, Cl. Y	11,344,491	[a]	197,167,244
Total Investments (cost $653,287,005)	98.8%		822,438,045
Cash and Receivables (Net)	1.2%		10,184,512
Net Assets	100.0%		832,622,557

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/17 ($)	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
Dreyfus Emerging Markets Fund, Cl. Y	43,807,801	3,022,583	1,283,239	(83,780)
Dreyfus International Equity Fund, CI. Y	342,533,132	24,903,738	13,509,265	(163,880)
Dreyfus International Small Cap Fund, CI. Y	64,557,265	4,686,719	1,796,535	(29,293)
Dreyfus/Newton International Equity Fund, CI. Y	220,403,924	15,898,472	9,172,844	(71,401)
International Stock Fund, CI. Y	201,574,671	13,542,999	6,902,900	(23,582)
Total	872,876,793	62,054,511	32,664,783	(371,936)

Registered Investment Companies	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Emerging Markets Fund, Cl. Y	(7,983,156)	37,480,209	4.5	557,083
Dreyfus International Equity Fund, CI. Y	(33,853,206)	319,910,519	38.4	5,672,817
Dreyfus International Small Cap Fund, CI. Y	(6,940,584)	60,477,572	7.3	1,235,015
Dreyfus/Newton International Equity Fund, CI. Y	(19,655,650)	207,402,501	24.9	3,077,857
International Stock Fund, CI. Y	(11,023,944)	197,167,244	23.7	2,201,687
Total	(79,456,540)	822,438,045	98.8	12,744,459

† Includes reinvested dividends/distributions.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in affiliated issuers—See Statement of Investments	653,287,005	822,438,045
Cash		9,883,615
Receivable for shares of Common Stock subscribed		1,177,030
Receivable for investment securities sold		88,773
Due from The Dreyfus Corporation and affiliates—Note 3(c)		12,370
Prepaid expenses		37,995
		833,637,828
Liabilities ($):
Payable for shares of Common Stock redeemed		918,087
Directors fees and expenses payable		10,200
Accrued expenses		86,984
		1,015,271
Net Assets ($)		832,622,557
Composition of Net Assets ($):
Paid-in capital		690,463,240
Total distributable earnings (loss)		142,159,317
Net Assets ($)		832,622,557

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	6,301,860	414,447	31,775,564	794,130,686
Shares Outstanding	521,331	34,527	2,622,019	65,586,901
Net Asset Value Per Share ($)	12.09	12.00	12.12	12.11

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends from affiliated issuers	12,718,397
Expenses:
Shareholder servicing costs—Note 3(c)	238,931
Professional fees	83,272
Directors’ fees and expenses—Note 3(d)	76,589
Registration fees	67,864
Loan commitment fees—Note 2	20,014
Prospectus and shareholders’ reports	11,520
Distribution fees—Note 3(b)	3,465
Custodian fees—Note 3(c)	877
Miscellaneous	37,613
Total Expenses	540,145
Less—reduction in expenses due to undertaking—Note 3(a)	(199,701)
Less—reduction in fees due to earnings credits—Note 3(c)	(714)
Net Expenses	339,730
Investment Income—Net	12,378,667
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Affiliated issuers	(371,936)
Capital gain distributions from affiliated issuers	26,062
Net Realized Gain (Loss)	(345,874)
Net unrealized appreciation (depreciation) on investments:
Affiliated issuers	(79,456,540)
Net Realized and Unrealized Gain (Loss) on Investments	(79,802,414)
Net (Decrease) in Net Assets Resulting from Operations	(67,423,747)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income—net	12,378,667	11,790,548
Net realized gain (loss) on investments	(345,874)	(4,304,295)
Net unrealized appreciation (depreciation) on investments	(79,456,540)	161,569,082
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,423,747)	169,055,335
Distributions ($):
Distributions to shareholders:
Class A	(79,249)	(106,348)
Class C	(3,364)	-
Class I	(359,645)	(170,352)
Class Y	(11,905,041)	(11,503,602)
Total Distributions	(12,347,299)	(11,780,302)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,132,691	1,646,387
Class C	190,181	278,212
Class I	17,117,208	19,316,304
Class Y	94,445,973	90,450,835
Distributions reinvested:
Class A	74,126	105,901
Class C	3,364	-
Class I	283,440	142,752
Class Y	1,565,418	1,402,013
Cost of shares redeemed:
Class A	(2,472,154)	(6,541,646)
Class C	(96,949)	(76,186)
Class I	(8,020,313)	(10,966,791)
Class Y	(77,644,086)	(203,426,797)
Increase (Decrease) in Net Assets from Capital Stock Transactions	27,578,899	(107,669,016)
Total Increase (Decrease) in Net Assets	(52,192,147)	49,606,017
Net Assets ($):
Beginning of Period	884,814,704	835,208,687
End of Period	832,622,557	884,814,704

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	160,450	136,986
Shares issued for distributions reinvested	5,503	9,916
Shares redeemed	(189,750)	(589,485)
Net Increase (Decrease) in Shares Outstanding	(23,797)	(442,583)
Class Cb
Shares sold	14,306	22,061
Shares issued for distributions reinvested	250	-
Shares redeemed	(7,344)	(6,750)
Net Increase (Decrease) in Shares Outstanding	7,212	15,311
Class Ic
Shares sold	1,294,141	1,661,906
Shares issued for distributions reinvested	21,042	13,366
Shares redeemed	(599,345)	(939,240)
Net Increase (Decrease) in Shares Outstanding	715,838	736,032
Class Yc
Shares sold	7,099,351	7,779,009
Shares issued for distributions reinvested	116,388	131,521
Shares redeemed	(5,846,853)	(17,898,242)
Net Increase (Decrease) in Shares Outstanding	1,368,886	(9,987,712)

 [a] Distributions to shareholders include only distributions from net investment income. Distributions in excess of investment income-net was $120,909 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification rule.

[b] During the period ended October 31, 2018, 148 Class C shares representing $1,969 were automatically converted to 147 Class A shares.

[c] During the period ended October 31, 2018, 711,894 Class Y shares representing $9,363,738 were exchanged for 711,209 Class I shares. During the period ended October 31, 2017, 6,547 Class A shares representing $71,947 were exchanged for 6,553 Class Y shares and 759,957 Class Y shares representing $9,061,199 were exchanged for 759,151 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.25	10.91	11.23	11.57	11.69
Investment Operations:
Investment income—net[a]	.14	.20	.09	.19	.11
Net realized and unrealized gain (loss) on investments	(1.16)	2.25	(.32)	(.33)	(.09)
Total from Investment Operations	(1.02)	2.45	(.23)	(.14)	.02
Distributions:
Dividends from investment income—net	(.14)	(.11)	(.09)	(.20)	(.14)
Net asset value, end of period	12.09	13.25	10.91	11.23	11.57
Total Return (%)[b]	(7.79)	22.70	(2.08)	(1.15)	.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	3.15	2.73	1.78	1.57	.97
Ratio of net expenses to average net assets[c]	.40	.39	.39	.40	.34
Ratio of net investment income to average net assets[c]	1.07	1.74	.84	1.64	.95
Portfolio Turnover Rate	3.66	12.41	11.12	18.00	9.48
Net Assets, end of period ($ x 1,000)	6,302	7,223	10,778	11,228	11,418

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.22	10.86	11.17	11.51	11.65
Investment Operations:
Investment income (loss)—net[a]	.01	(.03)	(.01)	.12	.05
Net realized and unrealized gain (loss) on investments	(1.12)	2.39	(.30)	(.34)	(.11)
Total from Investment Operations	(1.11)	2.36	(.31)	(.22)	(.06)
Distributions:
Dividends from investment income—net	(.11)	-	-	(.12)	(.08)
Net asset value, end of period	12.00	13.22	10.86	11.17	11.51
Total Return (%)[b]	(8.48)	21.73	(2.78)	(1.87)	(.54)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	1.34	1.54	1.59	1.48	1.45
Ratio of net expenses to average net assets[c]	1.15	1.14	1.14	1.15	1.09
Ratio of net investment income (loss) to average net assets[c]	.11	(.26)	(.05)	1.02	.46
Portfolio Turnover Rate	3.66	12.41	11.12	18.00	9.48
Net Assets, end of period ($ x 1,000)	414	361	130	139	212

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

16

	Year Ended October 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.28	10.94	11.27	11.60	11.72
Investment Operations:
Investment income—net[a]	.16	.11	.41	.22	.15
Net realized and unrealized gain (loss) on investments	(1.14)	2.38	(.61)	(.31)	(.09)
Total from Investment Operations	(.98)	2.49	(.20)	(.09)	.06
Distributions:
Dividends from investment income—net	(.18)	(.15)	(.13)	(.24)	(.18)
Net asset value, end of period	12.12	13.28	10.94	11.27	11.60
Total Return (%)	(7.51)	23.11	(1.77)	(.75)	.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.07	.09	.05	.03	.04
Ratio of net expenses to average net assets[b]	.07	.09	.04	.03	.04
Ratio of net investment income to average net assets[b]	1.25	.88	3.76	1.96	1.24
Portfolio Turnover Rate	3.66	12.41	11.12	18.00	9.48
Net Assets, end of period ($ x 1,000)	31,776	25,310	12,802	715,214	661,931

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	13.27	10.94	11.26	10.53
Investment Operations:
Investment income (loss)—net[b]	.18	.17	(.00)[c]	(.00)[c]
Net realized and unrealized gain (loss) on investments	(1.15)	2.32	(.19)	.73
Total from Investment Operations	(.97)	2.49	(.19)	.73
Distributions:
Dividends from investment income—net	(.19)	(.16)	(.13)	-
Net asset value, end of period	12.11	13.27	10.94	11.26
Total Return (%)	(7.48)	23.12	(1.71)	6.93[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.03	.04	.03	2.42[f]
Ratio of net expenses to average net assets[e]	.03	.04	.03	.21[f]
Ratio of net investment income (loss) to average net assets[e]	1.37	1.45	(.03)	(.21)[f]
Portfolio Turnover Rate	3.66	12.41	11.12	18.00
Net Assets, end of period ($ x 1,000)	794,131	851,921	811,498	1

a From October 1, 2015 (commencement of initial offering) to October 31, 2015.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Amounts do not include the expenses of the underlying fund.

f Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified International Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (150 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized), Class T (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

19

NOTES TO FINANCIAL STATEMENTS (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

20

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Investment Companies†	822,438,045	-	-	822,438,045

† See Statement of Investments for additional detailed categorizations.

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

21

NOTES TO FINANCIAL STATEMENTS (continued)

tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $6,512,769 and unrealized appreciation $148,761,627. In addition, the fund deferred for tax purposes late year ordinary losses of $89,541 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. If not applied, $943,756 of the carryover expires in fiscal year 2019. The fund has $5,569,013 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $12,347,299 and $11,780,302, respectively.

During the period ended October 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for capital loss carryover expiration, the fund increased total distributable earnings (loss) by $415,833 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure

22

requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, there is no management fee paid to Dreyfus. The fund invests in other affiliated mutual funds advised by Dreyfus. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value. Dreyfus has contractually agreed, from November 1, 2017 through March 1, 2019, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund and underlying funds (acquired funds) operating expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets. On or after March 1, 2019, The Dreyfus Corporation may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $199,701 during the period ended October 31, 2018.

During the period ended October 31, 2018, the Distributor retained $548 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $3,465 pursuant to the Distribution Plan.

23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $18,081 and $1,155, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $6,347 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $877 pursuant to the custody agreement. These fees were partially offset by earnings credits of $714.

During the period ended October 31, 2018, the fund was charged $10,238 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $278, Shareholder Services Plan fees $1,586, custodian fees $788, Chief Compliance Officer fees $3,354 and transfer agency fees $1,100, which are offset against an expense reimbursement currently in effect in the amount of $19,476.

24

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2018, amounted to $62,054,511 and $32,664,783, respectively.

At October 31, 2018, the cost of investments for federal income tax purposes was $673,676,418; accordingly, accumulated net unrealized appreciation on investments was $148,761,627, consisting of $149,149,403 gross unrealized appreciation and $387,776 gross unrealized depreciation.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Diversified International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Diversified International Fund (the “Fund”) (one of the funds constituting Dreyfus Premier Investment Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus Premier Investment Funds, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

26

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2018:

- the total amount of taxes paid to foreign countries was $1,801,399

- the total amount of income sourced from foreign countries was $12,718,397.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. For the fiscal year ended October 31, 2018, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $12,347,299 represents the maximum amount that may be considered qualified dividend income. Also, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2018 as qualifying for the corporate dividends received deduction.

27

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Peggy C. Davis (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (78)

Board Member (1991)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

28

Ehud Houminer (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)

Board Member (1993)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

29

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

30

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

31

NOTES

32

NOTES

33

For More Information

Dreyfus Diversified International Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	Class A: DFPAX Class C: DFPCX Class I: DFPIX Class Y: DDIFX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6209AR1018

Dreyfus Global Real Estate Securities Fund

ANNUAL REPORT October 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

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Dreyfus Global Real Estate Securities Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Real Estate Securities Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by the fund’s portfolio managers,
E. Todd Briddell and Dean Frankel of CSIM Investment Management LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Global Real Estate Securities Fund’s Class A shares produced a total return of 0.82%, Class C shares returned 0.11%, Class I shares returned 1.03%, and Class Y shares returned 1.18%.1 In comparison, the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”), the fund’s benchmark, achieved a total return of 0.30% for the same period.2

Real estate-related securities posted mildly positive returns over the reporting period, on average, amid a steady global economy and slightly less accommodative monetary policy. Class A, I, and Y shares outperformed the benchmark on favorable stock selection that was partially offset by allocation decisions and currency effects.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in publicly traded equity securities of companies principally engaged in the real estate sector. The fund considers a company to be “principally engaged” in the real estate sector if at least 50% of the company’s total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by the fund’s sub-adviser. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

The fund normally invests in a global portfolio of equity securities of real estate companies, including real estate investment trusts (REITs) and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal market conditions, the fund expects to invest at least 40% of its assets in companies located outside the United States and to invest in at least 10 different countries. Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging-market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies.

In selecting investments for the fund’s portfolio, the sub-adviser uses a proprietary approach to quantify investment opportunity both from a real estate and stock perspective.

Real Estate Equities Eke Out Modest Gains

Continuing a trend established earlier in 2017, stocks generally benefited from better-than-expected corporate earnings and encouraging global economic developments early in the reporting period. In addition, investors responded positively to U.S. tax-reform legislation in December 2017.

But despite highly competitive dividend yields, REITs were hindered by rising interest rates. In addition, many investors turned away from traditionally defensive stocks and toward more growth-oriented market sectors. Intensifying mergers-and-acquisitions activity among U.S. REITs during the reporting period was seen by many analysts as evidence of more attractive equity valuations stemming from the real estate sector’s broad-based weakness.

In contrast, most overseas markets produced positive returns early in the reporting period. In the United Kingdom, a robust office market helped REITs produce double-digit gains despite a sluggish retail environment and ongoing uncertainty regarding the country’s impending exit from the European

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Union. A stable interest-rate environment and accelerating economic growth helped support REITs in Japan. Office-oriented real estate companies in the Eurozone generally benefited from the region’s positive, though moderate, economic growth.

Late in the reporting period, U.S. REITs rebounded despite continued rate hikes by the Federal Reserve and an increase in stock-market volatility. Globally, REITs finished the reporting period with modest gains, led by Canada, Japan, and the U.S., while Hong Kong and Singapore lagged.

Security Selections Bolstered Fund Performance

The fund’s performance over the reporting period was supported by our security selection strategy in several markets, most notably Singapore, the United Kingdom and Hong Kong. Our allocations to the United States, the United Kingdom, Singapore and Japan also added to the fund’s performance.

On the other hand, results from the fund’s country allocation strategy were constrained by underweighted exposure to the outperforming Canadian market. The fund’s unhedged exposure to stocks denominated in foreign currencies also proved counterproductive.

A Selective Approach Amid Waning Central Bank Accommodation

We continue to identify what we believe are attractive investment opportunities in an environment of positive global economic growth and rising inflationary pressures. While lessening accommodation from central banks presents a risk to the global REIT sector, we believe slowing growth could make the stable income generation of REITs more attractive to investors.

We have underweighted our exposure to the residential sector in the Asia/Pacific region, especially Australia and Singapore; to the retail sector in Europe; and to the office sector in the United Kingdom. We have also overweighted our exposure to the office sector in Germany, where rents are rising, and in Spain, which is rebounding after a long slump following the global financial crisis.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through March 1, 2019, at which time it may be extended, terminated, or modified. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The FTSE EPRA/NAREIT Developed Index (Net) is designed to track the performance of listed real estate companies and REITs worldwide. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

Because the fund’s investments are concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include declines in real estate values and defaults by mortgagors or other borrowers.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Global Real Estate Securities Fund Class A shares, Class C shares, Class I shares and Class Y shares and the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Real Estate Securities Fund on 10/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is designed to track the performance of listed real estate companies and REITs worldwide. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/18
	Inception	1 Year	5 Years
	Date			10 Years
Class A shares
with maximum sales charge (5.75%)	12/29/06	-4.99%	3.22%	8.19%
without sales charge	12/29/06	0.82%	4.45%	8.82%
Class C shares
with applicable redemption charge †	9/13/08	-0.86%	3.68%	8.07%
without redemption	9/13/08	0.11%	3.68%	8.07%
Class I shares	12/29/06	1.03%	4.71%	9.21%
Class Y shares	7/1/13	1.18%	4.75%	8.87%††
FTSE EPRA/NAREIT Developed Index (Net)		1.23%	4.96%	10.02%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Estate Securities Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.53	$10.27	$5.28	$5.12
Ending value (after expenses)	$992.10	$988.50	$993.20	$993.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.61	$10.41	$5.35	$5.19
Ending value (after expenses)	$1,018.65	$1,014.87	$1,019.91	$1,020.06

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.05% for Class I and 1.02% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Shares		Value ($)
Common Stocks - 99.4%
Australia - 4.8%
Dexus Property Group	590,726	[a]	4,277,861
Goodman Group	446,930		3,289,168
GPT Group	1,105,530		4,042,793
Mirvac Group	1,676,980		2,580,704
National Storage REIT	2,365,512		2,857,552
Scentre Group	4,732,720		13,309,648
Vicinity Centres	704,520		1,320,198
			31,677,924
Belgium - .4%
Aedifica	31,586		2,643,248
Canada - 2.8%
Allied Properties Real Estate Investment Trust	116,526		3,744,198
Boardwalk Real Estate Investment Trust	184,950		6,885,487
Chartwell Retirement Residences	540,712		5,803,685
First Capital Realty	139,940		2,087,752
			18,521,122
France - 2.4%
Gecina	43,400		6,364,685
Unibail-Rodamco-Westfield	53,780		9,754,789
			16,119,474
Germany - 4.8%
Deutsche Wohnen-BR	257,900		11,809,780
LEG Immobilien	12,670		1,387,018
Vonovia	410,385		18,792,337
			31,989,135
Hong Kong - 7.0%
CK Asset Holdings	1,615,500		10,459,900
Hang Lung Properties	1,228,200		2,222,870
Hongkong Land Holdings	623,800		3,697,797
Link REIT	913,640		8,086,724
New World Development	3,499,000		4,428,853
Sun Hung Kai Properties	769,000		10,022,261
Swire Properties	680,200		2,329,442
Wharf Holdings	533,590		1,327,902
Wharf Real Estate Investment	651,700		4,047,727
			46,623,476
Ireland - .7%
Green REIT	2,898,330		4,786,863
Japan - 10.9%
Activia Properties	1,021		4,230,685

8

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Japan - 10.9% (continued)
Advance Residence Investment	1,940		4,960,336
Daiwa Office Investment	121		739,494
GLP J-Reit	4,302		4,263,092
Japan Excellent	947		1,227,646
Japan Hotel REIT Investment	2,990		2,129,706
Japan Real Estate Investment	1,347		6,952,536
Japan Retail Fund Investment	2,476		4,571,407
Kenedix Office Investment	934		5,783,964
LaSalle Logiport REIT	1,693		1,561,068
Mitsubishi Estate	649,000		10,354,523
Mitsui Fudosan	586,700		13,182,786
Nippon Prologis REIT	938		1,890,375
Orix JREIT	2,018		3,089,489
Sumitomo Realty & Development Co.	172,502		5,918,386
Tokyu Fudosan Holdings	291,800		1,652,044
			72,507,537
Luxembourg - .8%
Aroundtown	645,510		5,357,015
Norway - .7%
Entra	331,050	[b]	4,475,617
Singapore - 2.3%
CapitaLand	1,481,900		3,364,463
CapitaLand Mall Trust	2,092,700		3,190,569
CDL Hospitality Trusts	1,213,330		1,271,403
Keppel REIT	3,224,362		2,634,170
Mapletree Logistics Trust	4,135,041		3,612,649
UOL Group	345,600		1,502,572
			15,575,826
Spain - 1.4%
Inmobiliaria Colonial Socimi	659,690		6,626,514
Merlin Properties Socimi	188,630		2,365,006
			8,991,520
Sweden - 1.7%
Fabege	453,730		5,791,498
Wihlborgs Fastigheter	493,220		5,572,022
			11,363,520
United Kingdom - 4.8%
Assura	4,813,253		3,223,099
Empiric Student Property	1,869,900		2,264,207
Great Portland Estates	452,250		4,031,166
Intu Properties	410,290		1,027,651
Land Securities Group	441,720		4,815,623
PRS REIT	1,729,540		2,232,778

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
United Kingdom - 4.8% (continued)
Safestore Holdings	203,570		1,388,850
Segro	896,159		7,035,161
Shaftesbury	59,010		676,328
Tritax Big Box REIT	1,390,470		2,539,298
UNITE Group	271,316		2,955,630
			32,189,791
United States - 53.9%
Alexandria Real Estate Equities	102,350	[a]	12,510,241
American Homes 4 Rent, Cl. A	654,560	[a]	13,791,579
Americold Realty Trust	159,390	[a]	3,944,903
AvalonBay Communities	114,900	[a]	20,151,162
Boston Properties	144,810	[a]	17,487,256
Brookfield Property REIT	1	[a]	7
Camden Property Trust	177,562	[a]	16,028,522
Cousins Properties	496,990	[a]	4,129,987
CubeSmart	512,880	[a]	14,863,262
CyrusOne	171,060	[a]	9,105,524
Duke Realty	158,832	[a]	4,378,998
Empire State Realty Trust, Cl. A	211,290	[a]	3,351,059
Equinix	16,040	[a]	6,074,990
Essex Property Trust	6,800	[a]	1,705,304
Extra Space Storage	71,974	[a]	6,481,978
HCP	432,410	[a]	11,912,896
Healthcare Trust of America, Cl. A	438,820	[a]	11,523,413
Highwoods Properties	214,830	[a]	9,160,351
Hilton Worldwide Holdings	106,770		7,598,821
Invitation Homes	292,255	[a]	6,394,539
Iron Mountain	155,830	[a]	4,769,956
Kilroy Realty	160,180	[a]	11,033,198
Kimco Realty	202,990	[a]	3,266,109
Liberty Property Trust	163,635	[a]	6,851,398
Macerich	122,950	[a]	6,346,679
Mack-Cali Realty	375,609	[a]	7,624,863
Park Hotels & Resorts	285,030	[a]	8,285,822
Prologis	365,120	[a]	23,539,286
Regency Centers	148,278	[a]	9,394,894
Retail Properties of America, Cl. A	158,720	[a]	1,947,494
Simon Property Group	157,130	[a]	28,836,498
STAG Industrial	214,310	[a]	5,670,643
STORE Capital	146,710	[a]	4,258,991
Sun Communities	86,180	[a]	8,658,505
Sunstone Hotel Investors	699,899	[a]	10,127,539
UDR	190,580	[a]	7,468,830

10

Description		Shares		Value ($)
Common Stocks - 99.4% (continued)
United States - 53.9% (continued)
Ventas		150,564	[a]	8,738,735
VEREIT		1,705,010	[a]	12,497,723
VICI Properties		151,918	[a]	3,279,910
Weingarten Realty Investors		205,720	[a]	5,784,846
				358,976,711
Total Common Stocks (cost $598,428,679)				661,798,779
	7-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,724,066)	2.21	2,724,066	[c]	2,724,066
Total Investments (cost $601,152,745)		99.8%		664,522,845
Cash and Receivables (Net)		.2%		1,089,875
Net Assets		100.0%		665,612,720

BR—Bearer Certificate

REIT—Real Estate Investment Trust

a Investment in real estate investment trust.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $4,475,617 or .67% of net assets.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Real Estate	97.4
Consumer Services	1.1
Health Care Equipment & Services	.9
Registered Investment Companies	.4
99.8

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/17 ($)	Purchases ($)	Sales ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	102,408	89,520,583	86,898,925	2,724,066.4		36,001

See notes to financial statements.

12

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Deutsche Bank
United States Dollar	951	Swedish Krona	8,700	11/1/18	-
United States Dollar	65,043	Norwegian Krone	546,000	11/1/18	270
United States Dollar	34,684	Euro	30,500	11/1/18	136
Gross Unrealized Appreciation					406

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	598,428,679	661,798,779
Affiliated issuers	2,724,066	2,724,066
Cash denominated in foreign currency	104,280	102,706
Receivable for investment securities sold		1,601,741
Dividends receivable		921,790
Receivable for shares of Common Stock subscribed		495,096
Tax reclaim receivable		436,751
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		406
Prepaid expenses		17,589
		668,098,924
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		583,356
Payable for investment securities purchased		1,390,717
Payable for shares of Common Stock redeemed		385,495
Unrealized depreciation on foreign currency transactions		15,351
Directors fees and expenses payable		8,958
Accrued expenses		102,327
		2,486,204
Net Assets ($)		665,612,720
Composition of Net Assets ($):
Paid-in capital		602,026,854
Total distributable earnings (loss)		63,585,866
Net Assets ($)		665,612,720

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	12,651,661	871,549	78,953,866	573,135,644
Shares Outstanding	1,431,693	100,855	9,052,083	65,667,535
Net Asset Value Per Share ($)	8.84	8.64	8.72	8.73

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $1,139,084 foreign taxes withheld at source):
Unaffiliated issuers	22,305,057
Affiliated issuers	36,001
Total Income	22,341,058
Expenses:
Management fee—Note 3(a)	6,651,354
Shareholder servicing costs—Note 3(c)	258,723
Custodian fees—Note 3(c)	126,158
Professional fees	103,591
Registration fees	62,404
Directors’ fees and expenses—Note 3(d)	59,850
Prospectus and shareholders’ reports	37,541
Loan commitment fees—Note 2	15,473
Interest expense—Note 2	8,968
Distribution fees—Note 3(b)	6,431
Miscellaneous	57,262
Total Expenses	7,387,755
Less—reduction in expenses due to undertaking—Note 3(a)	(190,599)
Net Expenses	7,197,156
Investment Income—Net	15,143,902
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	19,648,836
Net realized gain (loss) on forward foreign currency exchange contracts	(56,491)
Net Realized Gain (Loss)	19,592,345
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(24,789,454)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	930
Net Unrealized Appreciation (Depreciation)	(24,788,524)
Net Realized and Unrealized Gain (Loss) on Investments	(5,196,179)
Net Increase in Net Assets Resulting from Operations	9,947,723

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income—net	15,143,902	11,030,325
Net realized gain (loss) on investments	19,592,345	23,459,369
Net unrealized appreciation (depreciation) on investments	(24,788,524)	18,004,655
Net Increase (Decrease) in Net Assets Resulting from Operations	9,947,723	52,494,349
Distributions ($):
Distributions to shareholders:
Class A	(544,724)	(428,769)
Class C	(28,756)	(45,924)
Class I	(4,119,172)	(9,323,527)
Class Y	(27,310,931)	(35,544,349)
Total Distributions	(32,003,583)	(45,342,569)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,223,659	7,729,917
Class C	112,371	212,649
Class I	22,442,835	46,629,898
Class Y	63,169,007	80,901,499
Distributions reinvested:
Class A	528,110	409,737
Class C	22,586	33,402
Class I	3,964,860	9,042,082
Class Y	10,066,536	12,149,390
Cost of shares redeemed:
Class A	(2,174,339)	(3,962,110)
Class C	(154,182)	(358,503)
Class I	(91,047,267)	(70,124,253)
Class Y	(81,724,929)	(106,223,880)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(72,570,753)	(23,560,172)
Total Increase (Decrease) in Net Assets	(94,626,613)	(16,408,392)
Net Assets ($):
Beginning of Period	760,239,333	776,647,725
End of Period	665,612,720	760,239,333

16

	Year Ended October 31,
	2018	2017[a]
Capital Share Transactions (Shares):
Class A
Shares sold	246,170	872,093
Shares issued for distributions reinvested	58,549	48,225
Shares redeemed	(241,007)	(444,490)
Net Increase (Decrease) in Shares Outstanding	63,712	475,828
Class C
Shares sold	12,623	24,719
Shares issued for distributions reinvested	2,547	3,995
Shares redeemed	(17,025)	(40,746)
Net Increase (Decrease) in Shares Outstanding	(1,855)	(12,032)
Class Ib
Shares sold	2,546,724	5,330,811
Shares issued for distributions reinvested	445,894	1,080,171
Shares redeemed	(9,977,633)	(7,917,888)
Net Increase (Decrease) in Shares Outstanding	(6,985,015)	(1,506,906)
Class Yb
Shares sold	7,091,191	9,193,788
Shares issued for distributions reinvested	1,133,223	1,448,346
Shares redeemed	(9,199,956)	(12,097,207)
Net Increase (Decrease) in Shares Outstanding	(975,542)	(1,455,073)

[a] Distributions to shareholders include $316,108 Class A, $31,345 Class C, $6,873,038 Class I and $26,380,907 Class Y of distributions from net investment income and $112,661 Class A, $14,579 Class C, $2,450,489 Class I and $9,163,442 Class Y distributions from net realized gains. Distributions in excess of investment income-net was $8,404,849 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification rule.

[b] During the period ended October 31, 2018, 879,519 Class Y shares representing $7,779,440 were exchanged for 879,939 Class I shares and during the period October 31, 2017, 1,009,016 Class Y shares representing $8,911,834 were exchanged for 1,009,559 Class I shares.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	9.15	9.06	9.31	9.34	8.71
Investment Operations:
Investment income—net[a]	.17	.10	.17	.13	.12
Net realized and unrealized gain(loss) on investments	(.09)	.50	.01	.09	.73
Total from Investment Operations	.08	.60	.18	.22	.85
Distributions:
Dividends from investment income—net	(.22)	(.37)	(.17)	(.21)	(.22)
Dividends from net realized gain on investments	(.17)	(.14)	(.26)	(.04)	-
Total Distributions	(.39)	(.51)	(.43)	(.25)	(.22)
Net asset value, end of period	8.84	9.15	9.06	9.31	9.34
Total Return (%)[b]	.82	7.05	2.10	2.41	10.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.72	2.30	1.78	1.64	1.45
Ratio of net expenses to average net assets	1.30	1.30	1.30	1.30	1.30
Ratio of net investment income to average net assets	1.89	1.15	1.90	1.37	1.37
Portfolio Turnover Rate	55.32	75.07	60.90	55.84	50.46
Net Assets, end of period ($ x 1,000)	12,652	12,510	8,086	12,169	12,957

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended October 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	8.93	8.85	9.11	9.13	8.55
Investment Operations:
Investment income—net[a]	.10	.04	.10	.06	.07
Net realized and unrealized gain (loss) on investments	(.08)	.48	.01	.10	.70
Total from Investment Operations	.02	.52	.11	.16	.77
Distributions:
Dividends from investment income—net	(.14)	(.30)	(.11)	(.14)	(.19)
Dividends from net realized gain on investments	(.17)	(.14)	(.26)	(.04)	-
Total Distributions	(.31)	(.44)	(.37)	(.18)	(.19)
Net asset value, end of period	8.64	8.93	8.85	9.11	9.13
Total Return (%)[b]	.11	6.17	1.33	1.71	9.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.25	2.25	2.24	2.25	2.24
Ratio of net expenses to average net assets	2.05	2.05	2.05	2.05	2.05
Ratio of net investment income to average net assets	1.10	.43	1.15	.61	.79
Portfolio Turnover Rate	55.32	75.07	60.90	55.84	50.46
Net Assets, end of period ($ x 1,000)	872	918	1,016	1,033	1,035

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	9.03	8.96	9.22	9.25	8.62
Investment Operations:
Investment income—net[a]	.19	.13	.20	.15	.22
Net realized and unrealized gain (loss) on investments	(.09)	.48	.01	.10	.65
Total from Investment Operations	.10	.61	.21	.25	.87
Distributions:
Dividends from investment income—net	(.24)	(.40)	(.21)	(.24)	(.24)
Dividends from net realized gain on investments	(.17)	(.14)	(.26)	(.04)	-
Total Distributions	(.41)	(.54)	(.47)	(.28)	(.24)
Net asset value, end of period	8.72	9.03	8.96	9.22	9.25
Total Return (%)	1.03	7.24	2.41	2.69	10.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.05	1.03	1.03	1.02
Ratio of net expenses to average net assets	1.05	1.05	1.03	1.03	1.02
Ratio of net investment income to average net assets	2.19	1.45	2.18	1.63	2.59
Portfolio Turnover Rate	55.32	75.07	60.90	55.84	50.46
Net Assets, end of period ($ x 1,000)	78,954	144,781	157,168	151,538	151,475

a Based on average shares outstanding.

See notes to financial statements.

20

	Year Ended October 31,
Class Y Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	9.03	8.96	9.22	9.25	8.62
Investment Operations:
Investment income (loss)—net[a]	.19	.13	.20	.15	(.06)
Net realized and unrealized gain (loss) on investments	(.08)	.48	.01	.10	.93
Total from Investment Operations	.11	.61	.21	.25	.87
Distributions:
Dividends from investment income—net	(.24)	(.40)	(.21)	(.24)	(.24)
Dividends from net realized gain on investments	(.17)	(.14)	(.26)	(.04)	-
Total Distributions	(.41)	(.54)	(.47)	(.28)	(.24)
Net asset value, end of period	8.73	9.03	8.96	9.22	9.25
Total Return (%)	1.18	7.26	2.42	2.70	10.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.03	1.01	1.01	1.02
Ratio of net expenses to average net assets	1.02	1.03	1.01	1.01	1.02
Ratio of net investment income (loss) to average net assets	2.17	1.45	2.19	1.63	(.70)
Portfolio Turnover Rate	55.32	75.07	60.90	55.84	50.46
Net Assets, end of period ($ x 1,000)	573,136	602,031	610,377	597,186	586,538

a Based on average shares outstanding.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Estate Securities Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2018, CenterSquare Investment Management LLC (“CSIM”), serves as the fund’s new sub-investment adviser. CSIM is a newly-formed entity owned by Lovell Minnick Partners LLC and members of the existing management team of CenterSquare Investment Management, Inc., which served as the fund’s sub-investment adviser prior to January 2, 2018.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 750 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (400 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

22

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

23

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

24

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	377,497,832	284,300,947	-	661,798,779
Investment Company	2,724,066	-	-	2,724,066
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	406	-	406

† See Statement of Investments for additional categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At October 31, 2018, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. At October 31, 2017, there were no transfer between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

25

NOTES TO FINANCIAL STATEMENTS (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

26

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $11,369,655, undistributed capital gains $9,366,923 and unrealized appreciation $42,849,288.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $18,902,586 and $39,001,604, and long term capital gains $13,100,997 and $6,340,965, respectively.

During the period ended October 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and excise tax paid, the fund increased total distributable earnings (loss) by $3,906 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes,

27

NOTES TO FINANCIAL STATEMENTS (continued)

including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2018 was approximately $375,300 with a related weighted average annualized interest rate of 2.39%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2017 through March 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. On or after March 1, 2019, Dreyfus may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $190,599 during the period ended October 31, 2018.

Pursuant to a sub-investment advisory agreement between Dreyfus and CSIM, Dreyfus pays CSIM a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

During the period ended October 31, 2018, the Distributor retained $448 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $6,431 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

28

professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $32,299 and $2,144, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $7,054 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $126,158 pursuant to the custody agreement.

During the period ended October 31, 2018, the fund was charged $12,797 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $540,678, Distribution Plan fees $561, Shareholder Services Plan fees $2,881, custodian fees $52,567, Chief Compliance Officer fees $4,193 and transfer agency fees $911, which are offset against an expense reimbursement currently in effect in the amount of $18,435.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2018, amounted to $385,827,306 and $475,574,645, respectively.

29

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including

30

derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	406	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	406	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	406	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Deutsche Bank	406		-	-	406

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Forward contracts	1,676,644

At October 31, 2018, the cost of investments for federal income tax purposes was $621,657,038, accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was

31

NOTES TO FINANCIAL STATEMENTS (continued)

$42,866,213, consisting of $76,185,033 gross unrealized appreciation and $33,318,820 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Global Real Estate Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Real Estate Securities Fund (the “Fund”) (one of the funds constituting Dreyfus Premier Investment Funds, Inc.), including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus Premier Investment Funds, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 26.75% of the ordinary dividends paid during the fiscal year ended October 31, 2018 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,614,693 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. The fund also hereby reports $.0324 per share as a long-term capital gain distribution paid on March 20, 2018 and also $.1360 per share as a long-term capital gain distribution paid on December 22, 2017.

34

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Peggy C. Davis (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (78)

Board Member (1991)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member
James F. Henry, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

37

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

Dreyfus Global Real Estate Securities Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

CenterSquare Investment Management LLC
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	Class A: DRLAX Class C: DGBCX Class I: DRLIX Class Y: DRLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6593AR1018

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $128,234 in 2017 and $82,689 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,877 in 2017 and $22,793 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $11,984 in 2017 and $8,446 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $125 in 2017 and $121 in 2018. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $32,905,415 in 2017 and $30,820,284 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Investment Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 2, 2019

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

7